UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 2)

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2) )

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SUN RIVER ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Amendment No. 2 to

Proxy Statement

SUN RIVER ENERGY, INC.
5950 Berkshire Lane, Suite 1650
Dallas, Texas 75225 United States

ANNUAL GENERAL AND SPECIAL MEETING
OF SHAREHOLDERS

To be Held September 14, 2011 at the Hilton Park Cities,
5954 Luther Lane, Dallas, Texas 75225.

EXPLANATORY NOTE:  This Amendment No. 2 to the Proxy Statement of Sun River Energy, Inc. (the “Company”) amends only those items of the Proxy Statement originally filed on August 26, 2011 (the “Proxy Statement”) which are contained herein.  All other items of the Proxy Statement are incorporated herein by reference thereto without changes.  This Amendment is filed to revise the “Amount and Nature of Beneficial Ownership” column for certain beneficial owners, and the “Percent of Class (2)” column, both appearing on page 27 of the Proxy Statement, and the accompanying footnotes appearing on page 28.  The amount of shares beneficially owned by Donal R. Schmidt, Jr. was changed from 2,470,024 shares to 1,499,370 shares and his ownership percentage was changed from 7.2% to 4.4%.  The amount of shares beneficially owned by Thimothy Wafford was changed from 2,470,024 shares to 1,636,381 shares and his ownership percentage was changed from 7.2% to 4.7%.  The amount of shares beneficially owned by Cicerone Corporate Development, LLC was changed from 5,058,441 shares to 7,049,749 shares and its ownership percentage was changed from 14.8% to 20.6%  The amount of shares beneficially owned by all directors and executive officers as a group was changed from 6,944,255 shares to 5,129,958 shares and their ownership percentage as a group was changed from 20.3% to 15%.Corresponding changes were made in the accompanying footnotes as well.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC and information supplied by our transfer agent, Securities Transfer Corporation, as of the most recent practicable date. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 34,255,649 shares outstanding on July 15, 2011 provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days after July 15, 2011 pursuant to grants of stock options or awards of restricted stock are deemed to be outstanding and beneficially owned by the person holding such options or restricted stock for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class (2)

Common Stock	Donal R. Schmidt, Jr.	1,499,370	(3)	4.4
Common Stock	Thimothy S. Wafford	1,626,381	(4)	4.7
Common Stock	Steven R. Henson	764,315		2.2
Common Stock	Stephen Weathers	500,000	(5)	1.5
Common Stock	James E. Pennington	402,453	(6)	1.2
Common Stock	Jay Leaver	120,556	(7)	*
Common Stock	Thomas Schaefer	109,954	(8)	*
Common Stock	Robert B. Fields	64,384		*
Common Stock	Judson F. Hoover	42,545	(9)	*
Common Stock	Cicerone Corp Development, LLC	7,049,749	(10)	20.6
	501 Trophy Lake Drive, Suite 314
	Trophy Club, TX 76262
Common Stock	Estate of Richard L. Toupal	1,588,895	(11)	4.9
	9 Thornhurst
	San Antonio, TX 78218
Common Stock	Katy Resources LLC	1,583,710		4.6
	1000 Louisiana St Suite 2800
	Houston TX 77000
Common Stock	All directors and executive officers as a group (nine persons)	5,129,958	(12)	15.0

* Less than 1%

(1)	Expect as otherwise noted, the address for each of the beneficial ownership is our address at 5950 Berkshire Lane, Suite 1650, Dallas, Texas 75225.

(2)
Based upon 34,255,649 shares of common stock 31,130,880 issued and outstanding on the Record Date, 1,004,769 shares exercisable under option agreements 879,769 shares exercisable by Named Executive Officers at July 15, 2011, and 720,000 shares when converted on a note held by two Named Executive Officers, 1,400,000 shares exercisable under warrant agreements 350,000 shares to a director.

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(3)
Includes (a) 125,000 shares owned by Mr. Schmidt directly (15,000 shares were gifted by Mr. Schmidt after July 15, 2011), (b) 1,054,000 shares owned by Sierra Foxtrot, LP, of which he and his wife Mrs. Penny Raney Schmidt own 98%   and (c) options to acquire 320,370 shares exercisable at July 15, 2011.

(4)	Includes (a) 1,306,011 shares owned by Mr. Wafford directly and (b) options to acquire 320,370 shares exercisable at July 15, 2011.
(5)
Includes (a) 150,000 shares of common stock, (b) 350,000 shares of common stock issuable upon exercise of a warrant.  Mr. Weathers holds an irrevocable proxy on 2,986,961 shares under the option between Cicerone and Robert Doak and on the 2,861,666 shares under the option between New Mexico Energy, LLC and Cicerone Corporate Development.   This total does not include 5,000 shares owned by Mr. Weathers’ father.

(6)	Includes 351,342 shares owned by Mr. Pennington and options to acquire 51,111 shares exercisable at July 15, 2011.

(7)	Includes 75,000 shares owned by Mr. Leaver directly, and options to acquire 45,556 shares exercisable at July 15, 2011.

(8)	Includes options to acquire 109,954 shares exercisable at July 15, 2011.

(9)	Includes 10,138 shares owned by Mr. Hoover jointly with his wife, and options to acquire 32,407 shares exercisable at July 15, 2011.

(10)
Includes (a) 1,201,122 shares owned by Cicerone Corporate Development, LLC directly, (b) 2,861,666 shares held under option from New Mexico Energy, LLC, the 2,861,666 shares under the option agreement from New Mexico Energy, LLC are under an irrevocable proxy to Mr. Weathers and (c) 2,986,961 shares held under option from Robert Doak, the 2,986,961 shares under the option agreement from Robert Doak are under an irrevocable proxy to Mr. Weathers.

(11)	Shares are beneficially owned by Ginger G. Toupal as the executrix of the estate of Richard L. Toupal.
(12)
Includes (a) 3,900,190 shares of common stock, (b) 1,229,768 shares of common stock issuable upon exercise of warrants and options owned by the officers and directors.  Does not include shares controlled by proxy, currently held by Mr. Weathers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Consulting Agreement

Effective February 1, 2011, the Company entered into an Amended and Restated Consulting Agreement (the “Cicerone Agreement”) with Cicerone Corporate Development, LLC, one of the Company’s principal shareholders (“Cicerone”). Pursuant to the Cicerone Agreement, Cicerone will continue to provide consulting services relating to the implementation of corporate strategies, achievement of market listing standards, debt and equity financings, and corporate governance and shareholder matters. The Cicerone Agreement amends and restates in its entirety the consulting agreement dated November 29, 2010 between the Company and Cicerone. The Cicerone Agreement shall remain in effect until August 1, 2013. Notice of termination may be given by either party upon 30 days’ prior written notice commencing six months after the effective date of the Cicerone Agreement.

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